                  SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                          Vance, Sanders Exchange Fund
                       (A California Limited Partnership)
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(l)(ii), 14a-6(i)(1), 14a-6(j)(2)
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

 1) Title of each class of securities to which transaction applies:


 2) Aggregate number of securities to which transactions applies:


 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)


 4) Proposed maximum aggregate value of transaction:


[X] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 1) Amount Previously Paid:     $125.00


 2) Form, Schedule or Registration Statement No.:     Pre 14A


 3) Filing Party:


 4) Date Filed:     July 1, 1996

(1) Set forth the amount on which the filing fee is calculated and state how it was determined

                         VANCE, SANDERS EXCHANGE FUND
                      (A CALIFORNIA LIMITED PARTNERSHIP)
                     24 FEDERAL STREET, BOSTON, MA 02110

                                                                 July 12, 1996

Dear Partners:

    On August 28, 1996, a Special Meeting of Partners of Vance, Sanders Exchange Fund (the "Fund") will be held to vote on several important pro-posals. ADOPTION OF THESE PROPOSALS, WHICH THE FUND'S MANAGING GENERAL PARTNERS HAVE APPROVED AND BELIEVE WILL PROVIDE SIGNIFICANT BENEFITS TO THE FUND AND ITS PARTNERS, REQUIRES APPROVAL OF THE FUND'S PARTNERS. As a Partner, you are entitled to cast one vote for each share that you own.

VOTING ONLY TAKES A FEW MINUTES -- PLEASE RESPOND PROMPTLY.

    YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. If the required votes are not received by August 28, 1996, it will be necessary to send further mailings to secure them. This is a costly process and is paid for by your Fund. Therefore, you, as a Partner, ultimately pay for the expense of a delayed vote. Please sign and return your proxy promptly to avoid this unnecessary expense.

    The Meeting is called to consider three proposals. The first proposal is to reorganize the Fund as a series of a Massachusetts business trust. The series (the "Successor Fund") will have the same investment objective and policies as the Fund. The proposed reorganization is intended to simplify the Fund's administrative operations and to relieve Partners of some of the accounting complexities associated with a partnership. In addition, as a result of changes in federal tax laws applicable to partnerships, it is appropriate to reorganize the Fund because the Fund cannot retain its tax status as a partnership beyond 1997.

    The second proposal is to amend the Fund's investment objective to state more explicitly that consideration is given to investor taxes in managing the investment portfolio and to amend certain fundamental investment restrictions to enable the Fund to pursue tax-efficient management strategies and to utilize certain modern investment techniques commonly used by investment professionals.


    The third proposal is to consider adoption of the Hub and Spoke(R) mutual fund structure for the Successor Fund. Pursuant to this structure, the Successor Fund would pursue its investment objective by investing in the Tax-Managed Growth Portfolio (the "Portfolio"), an open-end management investment company organized on October 23, 1995. In adopting this structure and investing in the Portfolio, the Successor Fund would be able to consolidate its assets on a tax-free basis with other similar funds currently investing in the Portfolio. Investing in the Portfolio will enable the Successor Fund to participate in a substantially larger investment portfolio with a greater number and a broader diversity of securities holdings. BY PARTICIPATING IN A MORE DIVERSIFIED PORTFOLIO, THE SUCCESSOR FUND MAY ACHIEVE MORE CONSISTENT RETURNS OVER TIME AND WILL HAVE LESS EXPOSURE TO STOCK-SPECIFIC RISKS. BY PARTICIPATING IN A LARGER PORTFOLIO, THE SUCCESSOR FUND WILL BE IN A POSITION TO ACHIEVE OVER TIME CERTAIN ECONOMIES OF SCALE AND OPERATING EFFICIENCIES. Initially, the total operating expenses of the Successor Fund after adoption of the Hub and Spoke(R) structure are expected to be equal to the total operating expenses of the Fund. The Managing General Partners believe that over time the aggregate per share expenses borne by the Fund's Partners (as shareholders of the Successor Fund after the reorganization) should be less than the expenses that would be incurred if the Successor Fund continued to operate as a stand alone entity. There can, of course, be no assurance these benefits will be realized and the tax and other consequences of approval of the proposals are discussed in the accompanying proxy statement.


             THIS IS A VERY IMPORTANT MEETING. IF YOU DO NOT PLAN
            TO ATTEND IN PERSON, PLEASE SIGN, DATE AND RETURN THE
                          ENCLOSED PROXY CARD TODAY.

    The matters to be presented to the Meeting are described in detail in the enclosed proxy statement. THE MANAGING GENERAL PARTNERS BELIEVE THAT ALL OF THE PROPOSALS ARE IN THE BEST INTERESTS OF THE FUND AND ITS PARTNERS. In addition, the Managing General Partners believe that converting the Successor Fund to the Hub and Spoke(R) structure will not expose Partners (as shareholders of the Successor Fund after the reorganization) to significant new risks and will enable them to participate in a larger, more diversified and potentially more attractive investment portfolio.



                                             For the Managing General Partners
                                         /s/ Landon T. Clay
                                             Landon T. Clay, Chairman

                         VANCE, SANDERS EXCHANGE FUND
                      (A CALIFORNIA LIMITED PARTNERSHIP)
                     24 FEDERAL STREET, BOSTON, MA 02110
                    NOTICE OF SPECIAL MEETING OF PARTNERS
                          TO BE HELD AUGUST 28, 1996


    A Special Meeting of Partners of Vance, Sanders Exchange Fund (the "Fund") will be held at the principal office of the Fund, 24 Federal Street, Boston, Massachusetts, on August 28, 1996, at 10:00 A.M. (Boston time), for the following purposes:

    1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization pursuant to which the Fund will be reorganized from a California Limited Partnership to a series of a Massachusetts business trust (the "Successor Fund");

    2. To consider and act upon a proposal to eliminate, reclassify and/or amend the Fund's investment objective and certain of the Fund's fundamental investment policies (as set forth in Exhibit B to the accompanying Proxy Statement); and


    3. To consider and act upon a proposal to authorize the Fund to approve the adoption by the Successor Fund of a new investment policy pursuant to which the Successor Fund would invest its investable assets in Tax-Managed Growth Portfolio, an open-end management investment company having substantially the same investment objective, policies and restrictions as the Successor Fund, and to supplement investment restrictions to permit such investment.

    These items are discussed in greater detail in the following pages. The Fund will also consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before said meeting or any adjourned session thereof.

    This meeting is called by the Managing General Partners pursuant to the Restated Certificate and Agreement of Limited Partnership of the Fund. The Managing General Partners have fixed the close of business on July 2, 1996 as the record date for the determination of the Partners of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.



                                             For the Managing General Partners
                                         /s/ Landon T. Clay
                                             Landon T. Clay, Chairman

July 12, 1996


IMPORTANT -- THE PARTNERS CAN HELP THE MANAGING GENERAL PARTNERS AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATIONS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                         VANCE, SANDERS EXCHANGE FUND
                      (A CALIFORNIA LIMITED PARTNERSHIP)
                     24 FEDERAL STREET, BOSTON, MA 02110

                                                                 July 12, 1996

                               PROXY STATEMENT

                    FOR A SPECIAL MEETING OF THE PARTNERS

    A proxy is enclosed with the foregoing Notice of a Special Meeting of the Partners of Vance, Sanders Exchange Fund (A California Limited Partnership) (the "Fund") to be held August 28, 1996 for the benefit of those Partners who do not expect to be present at the meeting. This proxy is solicited by the Managing General Partners of the Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund or the Fund's transfer agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, 02104, or by executing and delivering a later dated proxy. Notwithstanding that a valid proxy is outstanding, powers of the proxy holder will be suspended if the Partner executing the proxy is present at the meeting and elects to vote in person. Each Partner may specify the manner in which he desires his proxy to be voted upon the proposals referred to in the proxy; in the absence of such specification, the proxy will be voted by the persons named as attorneys, or any of them, in favor of each such proposal. This proxy material is being mailed to Partners on or about July 17, 1996.

    The Managing General Partners have fixed the close of business on July 2, 1996 as the record date for the determination of the Partners entitled to notice of and to vote at the meeting and any adjournments thereof. Each Partner will be entitled to vote the number of shares standing of record in such Partner's name at the close of business on the record date on those matters properly presented at the meeting which require the vote of the Partners under the Restated Certificate and Agreement of Limited Partnership (the "Partnership Agreement") of the Fund. All assignees of shares shown on the records of the Fund on the record date will be entitled to vote at the meeting provided they become substituted Limited Partners prior to the date of the meeting. As of July 2, 1996, there were 672,279.904 shares of the Fund outstanding. As of July 2, 1996, Kathleen L. McCarthy & J. Thomas McCarthy, Trustees of the McCarthy Revocable Trust u/a dtd. 4/7/95, Los Angeles, CA were the record holders and beneficial owners of 39,200 (5.8%) of the outstanding shares. To the knowledge of the Fund, as of such date no other person owns (of record or beneficially) more than 5% of its outstanding shares. The Managing General Partners and officers of the Fund, as a group, owned beneficially less than 1% of the outstanding shares of the Fund as of such date.


    The Managing General Partners know of no matter other than those mentioned in Items 1 through 3 of the Notice of the meeting which will be presented at the meeting and which will require the vote of the Partners under the Partnership Agreement. If any other matter requiring such vote is properly presented at the meeting, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment in regard to such matter.

PROPOSAL 1.  TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION TO REORGANIZE
             THE FUND AS A SERIES OF A MASSACHUSETTS BUSINESS TRUST

    The Fund was formed in 1975 to provide a medium through which investors holding blocks of individual equity securities with large unrealized appreciation could exchange those securities into a diversified and supervised equity portfolio without incurring federal income tax liability by reason of the exchange. At the time of the Fund's organization, such a tax-free exchange was possible only for investment companies organized as partnerships. Accordingly, the Fund was organized as a limited partnership under the laws of the State of California. The limited partnership structure, however, involves complex tax accounting for Partners of the Fund. In addition, as a result of changes in certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to partnerships, the Fund will not be able to retain its tax status as a partnership beyond the end of 1997. In light of certain of the partnership complexities and the impending loss of partnership tax status, the Managing General Partners of the Fund have explored the relative advantages and disadvantages of other forms of organization, and have determined that reorganization as a series of a Massachusetts business trust would be beneficial to the Fund. The Managing General Partners believe that the reorganization would relieve many of the complexities associated with organization as a limited partnership, and would simplify both the Fund's administration and the personal tax accounting required of the Partners in the Fund. As an additional benefit, reorganizing the Fund as a series of a Massachusetts business trust will enable the Fund to invest its assets as described in Proposal 3 if that Proposal is approved.

    As part of the review of the merits of reorganization, the Fund has been advised by Brown & Wood, special tax counsel to the Fund, concerning the tax consequences of reorganization of the Fund as a series of a Massachusetts business trust. In sum, it is the advice of special tax counsel that the Partners of the Fund will not realize gain or loss upon consummation of the reorganization, will have a tax basis in their shares after the reorganization equal to the tax basis in their Fund shares prior to the reorganization, reduced by the liabilities assumed by the Successor Fund in the reorganization, and will have a holding period for the shares received in the reorganization that will include the Fund's holding period for those shares. See "Tax Consequences of the Reorganization" below. Having considered the foregoing, the Managing General Partners of the Fund have approved a plan whereby all of the assets, liabilities and operations of the Fund would be assumed and carried on by Vance Sanders Exchange Fund (the "Successor Fund"), a series of Eaton Vance Series Trust (the "Trust"), a newly organized Massachusetts business trust. It is anticipated that the reorganization, if approved by Partners, will take place at the close of business on August 30, 1996.


    The purpose of the reorganization is to effect a change in the form of organization of the Fund. The net asset value of shares of the Fund will be unaffected by the reorganization. If the changes to the Fund's investment objective, policies and restrictions (as described in Proposal 2) are approved, the investment objective, policies and restrictions of the Successor Fund will be changed similarly; if Proposal 2 is not approved, such objective, policies and restrictions will not be changed. In addition, if Proposal 3 is approved, the Successor Fund will invest its assets as described in that Proposal; if Proposal 3 is not approved Eaton Vance Management ("EVM"), the Fund's investment adviser, will continue to manage the Successor Fund's investments and other affairs pursuant to an advisory contract identical to the contract currently in effect between EVM and the Fund. Note that the changes to be effected upon approval of Proposal 3 cannot take place unless this Proposal is approved.

                         THE PROPOSED REORGANIZATION
    REASONS FOR THE REORGANIZATION. The Managing General Partners of the Fund have concluded that it is desirable to convert the Fund into a series of a Massachusetts business trust in order to simplify the Fund's administrative operations and procedures, to eliminate certain expenses associated with the limited partnership form of organization and to avoid becoming subject to Fund-level tax as a corporation after 1997. The Managing General Partners believe that the reorganization will also reduce some of the difficulties and expenses experienced by the Partners of the Fund in accounting for their investments and preparing tax returns. A change in the form of organization of the Fund will also enable the Fund to invest its assets as described in Proposal 3 (if Proposal 3 is approved).


    The tax accounting required of an owner of shares of a series of a Massachusetts business trust that qualifies as a regulated investment company under the Code, such as the Successor Fund, is simpler than the accounting involved in owning shares of a limited partnership. Since income and gains earned by the Successor Fund generally would be taxable to shareholders only when paid to them as a dividend or designated to them as long-term capital gain (as described below) (instead of when earned, as with the Fund), a shareholder in the Successor Fund could determine the amount of income from the Successor Fund he or she must report for tax purposes by referring to the account statements provided whenever a dividend is paid or long-term gain is so designated. Tax information is provided in a Form 1099 and, in the case of retained capital gains, a Form 2439, which Forms are mailed to shareholders annually. By contrast, present Partners of the Fund cannot determine the amount of taxable income and gains allocated to them that must be reported until a Form K-1 is provided by the Fund after the end of the year. Accounting for gains and losses realized upon the sale of shares would also be simplified. A Partner's tax basis in shares of the Fund reflects each Partner's portion of the Fund's income, gains or losses and distributions and therefore changes according to the Fund's portfolio transactions and distributions, can be determined by the Partner only after receipt of Form K-1 and must be adjusted annually. The tax basis in shares of the Successor Fund generally would be affected when the Successor Fund retains realized capital gains as described below under "Distributions from the Successor Fund".

    The Managing General Partners also expect the reorganization to reduce the operating expenses of the Fund, primarily by reducing expenses associated with Partners' meetings, and by eliminating certain legal and administrative costs associated with the limited partnership form of organization. While the Fund is required under the Partnership Agreement to hold Partners meetings on an annual basis, the Trust's Declaration of Trust does not require annual meetings. Thus, the reorganization would eliminate, in large part, the various printing, mailing and recordkeeping expenses the Fund incurs in connection with holding yearly Partners' meetings. Special meetings of shareholders of the Successor Fund would be required, however, in order to change fundamental investment policies, to effect certain amendments of the Trust's Declaration of Trust, or to act on matters requiring approval by shareholders under the Investment Company Act of 1940 (the "1940 Act"), and could be called for any other reason by the Trustees or at the written request of holders of 10% of the Trust's outstanding shares. Based on the number of Partners of the Fund on June 30, 1996, the cost of holding a routine annual Partners' meeting is approximately $5,000. The cost of holding a special Partners' meeting could be higher.


    The Managing General Partners have considered the possibility of organizing a trust under the laws of other states, including certain states which, by statute, provide limited liability to trust shareholders. The Managing General Partners feel, however, that it is in the best interest of Partners for the Fund to adopt a Massachusetts domicile, largely because the laws of Massachusetts regarding business trusts are the most developed of any state and any potential for shareholder liability is remote (see "Certain Comparative Information About the Fund and the Trust" below). It is expected that some minor additional savings to the Fund may also be realized through administrative efficiencies if all Eaton Vance funds are organized in the same manner. Most of the Eaton Vance funds are already organized as Massachusetts business trusts or series therof, and similar reorganizations are expected to be proposed to stockholders of certain other Eaton Vance funds currently organized as corporations.

    SUMMARY OF THE AGREEMENT AND PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Agreement and Plan of Reorganization (the "Plan") dated June 24, 1996 between the Fund and the Trust. This summary is qualified in its entirety by reference to the Plan itself, which is included as Exhibit A to this Proxy Statement.

    To accomplish the reorganization, the Fund will transfer all of its assets and liabilities to the Successor Fund in exchange for a number of shares of beneficial interest of the Successor Fund equal to the number of shares of partnership interest of the Fund then outstanding. Immediately thereafter the Fund will distribute these shares of the Successor Fund to its Partners in complete liquidation of the partnership. The number of full and fractional shares owned by each Partner, and each share's net asset value, will not be changed by this transaction. Instead of owning shares of the Fund, each Partner will own an equivalent number of shares of the Successor Fund. A favorable vote on this proposal will authorize the Fund, as sole shareholder of the Successor Fund, to approve an investment advisory agreement between the Trust on behalf of the Successor Fund which will be identical to the advisory agreement in effect for the Fund, to ratify the selection of Deloitte & Touche LLP, the Fund's present auditors, as auditors of the Successor Fund and to adopt the other existing contractual arrangements for the Successor Fund.

    To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the closing of the reorganization by action of the Managing General Partners of the Fund (who are also the Trustees of the Trust). No amendment may be made, however, which materially and adversely affects the interests of the Partners of the Fund. The Fund and the Trust may at any time waive compliance with any of the covenants and conditions contained in the Plan, provided that such waiver does not materially and adversely affect the interests of the Partners of the Fund.


    CONTINUATION OF PARTNER ACCOUNTS; SHARE CERTIFICATES. The Trust will establish shareholder accounts on the books of the Successor Fund for each Partner of the Fund. As a Massachusetts business trust, the Trust will not be required and does not expect to issue certificates evidencing ownership of the Successor Fund shares. Partners of the Fund to whom certificates have been issued will not be required to surrender their certificates in connection with the reorganization. Such certificates will be deemed to be for shares of the Successor Fund. Holders of outstanding Fund certificates would continue to be required to surrender their certificates in order to redeem shares of the Successor Fund.

    EXPENSES. All of the expenses relating to the proposed reorganization will be borne by the Fund and, if the reorganization is consummated, will be assumed by the Successor Fund. It is expected that such expense (and the expense of implementing the other proposals described in this Proxy Statement) will approximate $20,000.

    TAX CONSEQUENCES OF THE REORGANIZATION. It is a condition to the consummation of the reorganization that the Fund and the Trust receive on or before the closing date an opinion from Brown & Wood concerning the federal income tax consequences of the reorganization. This opinion will provide, among other things, that no gain or loss will be recognized for federal income tax purposes by the Fund or its Partners upon (1) the transfer of all of the Fund's assets to the Successor Fund in exchange solely for shares of the Successor Fund and the assumption by the Successor Fund of the Fund's liabilities or (2) the distribution by the Fund of the shares of the Successor Fund, in liquidation of the Fund, to the Partners in exchange for their Fund shares. The opinion will further state, among other things, that (i) the federal tax basis of the shares of the Successor Fund to be received by Partners of the Fund will equal the federal tax basis of their Fund shares prior to the reorganization, reduced by the liabilities assumed by the Successor Fund in the reorganization and (ii) each Partner's federal tax holding period for his or her Successor Fund shares will include the Fund's holding period for those shares. The reduction in basis which will occur as a result of the Successor Fund's assumption of the Fund's liabilities is the same as the reduction which would occur if the Fund were to pay the liabilities itself. Each Partner's holding period for the Successor Fund shares received from the Fund generally will be long-term.


    There are no adverse tax consequences of the reorganization for the Fund in California or Massachusetts. While the Managing General Partners are not aware of any other adverse state or local tax consequences of the proposed reorganization, they have not made any investigation as to such consequences and Partners may wish to consult their own tax advisers with respect to such matters.


    TAX STATUS OF THE FUND AND THE SUCCESSOR FUND. The Successor Fund intends to qualify as a "regulated investment company" under Subchapter M of the Code. If the Successor Fund so qualifies, it will be governed by different federal tax requirements from those applicable to the Fund as a limited partnership. The Fund, as a limited partnership, is not required to pay taxes at the partnership level. Instead, each Partner reports his or her allocable share of the Fund's income, gains, losses and expenses for tax purposes each year, and pays taxes on his or her share of Fund income and net realized gains. Expenses of the Fund are generally considered "miscellaneous itemized deductions" under the Code, and that portion of such expenses allocated to a Partner may be deducted by a Partner who is an individual, estate or trust only to the extent they exceed two percent of adjusted gross income. The Successor Fund, on the other hand, will be a separate tax-paying entity (except as described below) which will be required to distribute to shareholders, at least annually, its investment company taxable income, if any, and may distribute or retain (as described below) its net capital gain. "Net capital gain" is the excess, if any, of the Successor Fund's net long-term capital gain over its net short-term capital loss, and "investment company taxable income" includes all taxable income and gains, other than net capital gain, after reduction by deductible expenses. Expenses of the Successor Fund will reduce its income without being subject to the two percent of adjusted gross income threshold mentioned above that applies to miscellaneous itemized deductions. The income and gains of the Successor Fund generally will not be taxable to its shareholders until distributed to them (or deemed distributed, in the case of any net capital gain which is retained by the Successor Fund with the tax thereon paid by the Successor Fund on behalf of its shareholders as described below under "Distributions from the Successor Fund"), but will be taxable to the Successor Fund itself unless it meets the requirements of Subchapter M, which include income qualification, diversification, distribution and other requirements. In addition to a requirement to distribute for each taxable year substantially all its investment company taxable income (including realized net short-term capital gain, if any, in excess of net long-term capital loss) to its shareholders and certain other requirements imposed by Subchapter M, the Successor Fund will also be subject to a requirement that less than 30% of its gross income (including gross realized capital gains) for a taxable year must come from gains realized on the sale of securities or certain other investments held for less than three months.

    By meeting the conditions of Subchapter M, the Successor Fund would be relieved from federal income tax liability for income and gains distributed to shareholders, but would be subject to federal corporate income tax on any income and gains not distributed to its shareholders. The Successor Fund would be subject to federal corporate income tax and Massachusetts income tax on all its net income and net gains if it failed to qualify under Subchapter M. The Successor Fund would also be subject to a 4% nondeductible federal excise tax if it failed to meet certain other distribution requirements each calendar year. It is expected that the Successor Fund will be able to meet the conditions for qualification under Subchapter M and will not be subject to federal or Massachusetts income tax on its investment company taxable income; the Successor Fund will retain and pay federal income tax on its net capital gains, as described under "Distributions from the Successor Fund" below. It is expected that the Successor Fund generally will not be required to pay federal excise tax. The requirements of Subchapter M are not expected to affect the Successor Fund's investment operations in any material manner.

    As a result of changes in certain partnership provisions of the Code enacted in 1987, the Fund cannot retain its tax status as a partnership beyond a transition period that concludes at the end of the Fund's 1997 taxable year (the "Transition Period"). Beginning January 1, 1998, the Fund would be treated as a corporation for federal income tax purposes. The Fund would be considered to have transferred all of its assets to a newly formed corporation in exchange for stock of the corporation, and to have distributed such stock to its partners in liquidation of their interests in the partnership. In this case, it is expected that the Fund could qualify as a "regulated investment company" under Subchapter M, and that it would be subject to the same tax treatment as described above for the Successor Fund. (Legislation was recently proposed which would extend the Transition Period to the end of 1999. As of the date of this proxy statement, it cannot be determined whether this legislation will be enacted.)


    DISTRIBUTIONS FROM THE SUCCESSOR FUND. The Fund has normally paid cash distributions approximately equal to its net income quarterly and has distributed approximately 30% of its realized net capital gains (if any) once each year. For tax purposes, these distributions are not taxable to Partners (who are taxed on their proportionate shares of Fund income and gains allocated to them by the Fund for each taxable year), but instead reduce each Partner's tax basis in his or her Fund shares.


    As a qualified regulated investment company under Subchapter M, the Successor Fund will distribute for each taxable year substantially all of its investment company taxable income (including net realized short-term capital gain, if any, in excess of net long-term capital loss) and may distribute to its shareholders or retain (as described below) substantially all of its net capital gain. It is expected that these distributions will be made in the same months that distributions from the Fund have been made. Distributions from the Successor Fund, however, generally will be taxable when received (whether or not they are reinvested in additional shares of the Successor Fund), and ordinarily will not affect a shareholder's tax basis in shares already owned. Under a special rule applicable to regulated investment companies, however, certain distributions actually paid in January might be treated as if they were received on the prior December 31st. Shortly after the end of each calendar year, the Trust will send each shareholder a report on Form 1099 showing the amount and character of distributions paid by the Successor Fund to him or her during the year and a report on Form 2439 with respect to retained net capital gain.

    In general, all of the Successor Fund's distributions will be treated as ordinary income to its shareholders, except for the portion attributable to its realized net capital gain, which the Successor Fund will designate and shareholders will treat as long-term capital gain, and any portion that represents a return of capital. A return of capital would first reduce a shareholder's basis in shares of the Successor Fund and then, after such basis is reduced to zero, would generally give rise to capital gains. However, the Successor Fund does not anticipate that it would usually pay return of capital distributions. The Successor Fund's losses (if any) and expenses, unlike those of the Fund, will not pass through to shareholders, who consequently will not take them into account on their own tax returns. Instead, such losses and expenses will be taken into account by the Successor Fund in determining the amount of its distributions (any such capital losses could also be carried forward to offset future capital gain distributions).

    At the conclusion of a taxable year, the Successor Fund expects to elect to retain all of the net capital gain realized during the year and pay federal income tax generally at the rate of 35% on such gain. The Successor Fund will be required to provide written notice to each shareholder designating the amount of undistributed net capital gain on which the Successor Fund paid tax which is taxable income of the shareholders,(which amount should be included on the shareholder's federal income tax return as long-term capital gain), and the amount of tax paid on the shareholder's behalf, for which the shareholder will be entitled to a corresponding credit for the federal taxes paid by the Successor Fund or a refund. The shareholders will be required to increase the basis in their shares by an amount generally equal to 65% of the retained gain. Tax consequences for shareholders might be different in particular states. Shareholders will be responsible for any state tax liability arising from the retention and designation of net capital gain by the Fund.


    REDEMPTIONS OF SHARES. The Managing General Partners are authorized, in their sole discretion, to pay Fund Partners the proceeds of a redemption of Fund shares either in cash or by the distribution of portfolio securities (a distribution "in kind"). Ordinarily, redemption payments have been made partly in cash but primarily in kind, by distribution of portfolio securities. Shareholders have usually sold securities received upon redemption soon after receipt. A distribution in kind from the Fund that does not represent a distributive share of partnership income generally is not taxable to the Partner at the time of redemption. However, when the Partner sells the distributed securities, the Partner recognizes a gain to the extent that the price received on the sale exceeds his or her tax basis in the securities sold. The Partner's tax basis (if the securities were distributed in a non-liquidating distribution) is the lesser of the Fund's adjusted basis in the distributed securities or the Partner's predistribution adjusted basis in his or her entire partnership interest (reduced by any money distributed in the transaction). If the securities were distributed in a liquidating distribution, the Partner's tax basis in those securities would equal his or her adjusted basis in his or her partnership interest (reduced by any money distributed in the transaction).


    If a Fund Partner receives redemption proceeds in cash, he or she generally recognizes a capital gain to the extent that the cash received exceeds his or her tax basis in all the Fund shares held before the redemption. If the cash redemption proceeds do not exceed the Partner's aggregate tax basis in all Fund shares, his or her basis in any unredeemed Fund shares is reduced by the amount of cash received or a loss may be recognized if such a redemption liquidated the Partner's entire Fund interest but the cash proceeds were less than the Partner's predistribution basis. A Partner's tax basis in Fund shares, however, cannot be determined by the Partner until the Partner receives the report of Fund operations on Form K-1 that is provided annually and makes the appropriate annual basis adjustments, and more complex rules may apply if both cash and securities are distributed in the same or multiple distributions. For the tax year in which liquidation of the Fund occurs, the Fund will issue a final Form K-1 to each Partner.

    The tax treatment of redemptions of Successor Fund shares is generally less complex than the tax treatment of redemptions of Fund shares, although it differs in many technical aspects. The reorganization will principally affect the tax treatment of redeeming Partners in two situations: (i) when a Partner redeems only a portion of his or her shares and receives the redemption proceeds in cash, and (ii) when a Partner receives redemption proceeds in portfolio securities and retains the securities. In both situations, a shareholder of the Successor Fund will recognize a taxable gain or loss at the time of the distribution, in contrast to the treatment of a Partner in the Fund described above. Because the Fund's practice has been to pay redemption proceeds primarily in portfolio securities and the Managing General Partners understand that such securities generally have been sold promptly by the Partner upon receipt, these changes in tax treatment should have little material effect on most of the Fund's redeeming Partners. The tax treatment of redemptions from the Successor Fund is the same as the tax treatment that is expected to apply to redemptions from the Fund following the end of its 1997 taxable year (when the Fund would be treated as a corporation as described above).


    The Successor Fund will continue the Fund's practice of making redemption payments primarily in kind. A shareholder of the Successor Fund, however, will recognize gain or loss at the time shares are redeemed, whether payment is made in cash or in kind. As with shares of stock or other securities, the gain or loss on the redemption of Successor Fund shares will be determined by comparing the value of the redemption proceeds with the shareholder's adjusted tax basis in the shares redeemed. If payment is made in kind, the securities received will be treated as if they were purchased by the shareholder with the redemption proceeds. Accordingly, the shareholder's holding period for the securities received will begin on the day after they are acquired, and his or her tax basis in these securities will equal their fair market value (which will equal the net asset value of the Successor Fund shares that were redeemed). The shareholder may recognize gain or loss when the securities received are sold.

         CERTAIN COMPARATIVE INFORMATION ABOUT THE FUND AND THE TRUST

    Because the Trust is a Massachusetts business trust, its operations will be governed by its Declaration of Trust and by-laws rather than by the Partnership Agreement, and by the provisions of Massachusetts law for business trusts rather than by those under California law for limited partnerships. The operations of the Trust (and the Successor Fund) would continue to be subject to the provisions of the 1940 Act, and the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder. Although it is impractical to note all the differences between the characteristics of a California limited partnership and the characteristics of a Massachusetts business trust, the following is a summary of the more significant differences.


    STRUCTURE OF THE TRUST. The Trust has been established under Massachusetts law as a trust with transferable shares of beneficial interest - commonly known as "a Massachusetts business trust" - pursuant to a Declaration of Trust dated June 24, 1996. Pursuant to the Declaration of Trust, Vance Sanders Exchange Fund is established and designated as a series of the Trust. See "Series of Shares of the Trust" below. Following the reorganization, the Successor Fund will assume and carry on the operations of the Fund. If the changes proposed in Proposal 3 are approved, the Fund (as shareholder of the Successor Fund) will vote to adopt identical changes for the Successor Fund.


    TRUSTEES AND OFFICERS OF THE TRUST. Subject to the provisions of the Declaration of Trust, the business of the Trust will be managed by its Trustees, who have all powers necessary or convenient to carry out that responsibility. The responsibilities, powers and duties of the Trustees will be substantially the same as those of the Managing General Partners. The Trustees of the Trust are the same persons currently serving as Managing General Partners of the Fund. Under the Partnership Agreement, the Managing General Partners must be elected by shareholders of the Fund. Trustees of the Trust may be appointed by the existing Trustees of the Trust without shareholder approval under certain circumstances. It is anticipated that the present officers of the Fund (except Thomas E. Faust Jr., who is a Vice President of the Fund) will be elected to serve as officers of the Trust and will perform the same functions following the reorganization as they now perform on behalf of the Fund.

    The Non-Managing General Partner, EVM, will not serve as a Trustee of the Trust and will hold no position with the Successor Fund other than that of investment adviser and shareholder. (If Proposal 3 is approved, EVM will serve only as administrator of the Successor Fund. See Proposal 3.) As its principal duty as Non-Managing General Partner, EVM has agreed to hold at all times at least 1% of the outstanding shares of the Fund in order to meet a federal income tax requirement related to the Fund's classification as a partnership. There is no legal requirement that EVM or any other person maintain an interest in the Successor Fund.

    SERIES AND CLASSES OF SHARES OF THE TRUST. The Trust's Declaration of Trust permits the Trustees to create and issue an unlimited number of series of shares of the Trust, and to create and issue an unlimited number of full or fractional shares of one or more classes of shares within each series. After the reorganization, the Trust would have one operating series designated Vance Sanders Exchange Fund (although six other series are established and designated by the Declaration of Trust) and all shares of the Trust would be of the same class. Each share of each series or class of the Trust represents an equal proportionate interest with each other share in that series or class, none having priority or preference over another. While additional series or classes may be added in the future, they are not currently contemplated. Each series would be a separate entity for tax purposes, eligible to qualify as a separate regulated investment company.

    INVESTOR AND TRUSTEE LIABILITY. One area of difference between the two forms of organization is the potential liability of shareholders. Generally, limited partners are not personally liable for obligations of a partnership unless they take part in the control of the business of the partnership. Under the terms of the Partnership Agreement, although the limited partners of the Fund do not have the right to take part in the control of the Fund's business, they may exercise the right to vote on matters requiring approval of shareholders under the 1940 Act and on certain other matters, including amendments to the Partnership Agreement. The California Uniform Limited Partnership Act (the "California Act") provides that the exercise by a limited partner of the right to vote upon matters affecting the basic structure of the partnership, including among others, the election or removal of general partners, the amendment of the partnership agreement, and the sale of all of the assets of the partnership does not constitute taking part in the control of the partnership's business. The California Act, however, does not specifically authorize certain of the voting rights which the Partnership Agreement gives to limited partners, including the right to vote on the approval of an investment advisory contract and the right to vote on the approval of the independent accountants. The Fund has been advised by California counsel that although no absolute assurance can be given, the existence or exercise of the voting rights provided in the Partnership Agreement does not subject the limited partners to liability as general partners. It is possible, however, that because of the existence or exercise of such rights the limited partners might be found to be subject to such liability by the courts of another state.

    The contribution of a limited partner may also be subject, however, to the risks of the business of the Fund and the claims of the Fund's creditors if all or any portion of the contribution of a limited partner is returned to the limited partner, upon redemption of his or her shares or otherwise. Specifically the limited partner will remain liable to the Fund in an amount (not in excess of the amount of the limited partner's returned contribution, plus interest) which is equal to the limited partner's proportionate share of the amount necessary in order to discharge any liability of the Fund to creditors who extended credit or whose claims arose before the return of the limited partner's contribution, but only to the extent that the assets of the Fund are not sufficient to discharge any such liabilities.

    Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the Trust. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and allows for notice of such disclaimer in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond the shareholder's investment because of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. In light of the nature of the Trust's business and the nature of its assets, the Managing General Partners believe that the possibility of the Trust's liabilities exceeding its assets, and therefore the risk of personal liability to a shareholder of the Trust, is remote.

    The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    VOTING RIGHTS. Currently, the Partnership Agreement provides that the Fund will hold a meeting of the Partners each year for the purpose of electing General Partners, ratifying the selection of auditors, and taking any other action which the Partners are permitted or required to take under the Partnership Agreement or the 1940 Act. Special meetings of the Partners may also be called for the purposes described above by a majority vote of the Managing General Partners or by partners holding not less than 10% of the outstanding shares of the Fund.

    The Declaration of Trust gives shareholders the power to vote on the following matters:

    (i) the termination of the Trust or any series or class thereof, except that the Trustees may terminate the Trust or any series or class thereof without shareholder authorization upon a determination that its continuation is not in the best interest of the Trust, such series or class or the shareholders; and

    (ii) any amendment of the Declaration of Trust, except that amendments to designate or establish any series or class of shares, to change the name of the Trust or any series, to make such other changes as do not have a materially adverse effect on the financial interests of shareholders or to conform the Declaration of Trust to the requirements of applicable federal or state laws or regulations or the requirements of the Code, do not require authorization by shareholder vote.

    In addition, the shareholders have certain rights, as set forth in the Declaration of Trust, to call meetings for any purpose, including for the purpose of voting on the removal of one or more Trustees.


    The Successor Fund, like the Fund, will operate as a diversified series of an open-end investment company registered with the SEC under the 1940 Act. Shareholders of the Successor Fund will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations of the Successor Fund; ratification of the selection by the Trustees of the auditors for the Successor Fund; and such additional matters relating to the Trust or the Successor Fund as may be required by the 1940 Act, as well as on the items listed above. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a meeting of shareholders of the Trust for the purpose of electing a Board of Trustees. The Fund has notified the SEC that the Trust on behalf of the Successor Fund will adopt the Fund's existing registration statement under the 1940 Act.


    Under the Partnership Agreement each partner of the Fund has the right to inspect the Fund's books and records. The Declaration of Trust of the Trust does not expressly provide for the examination of its books and records by shareholders. Under the Partnership Agreement, the fiscal year end of the Fund is December 31. The fiscal year end of the Successor Fund is October 31. The current fiscal year of the Fund will end on the closing date of the reorganization (expected to be on or about August 30, 1996). At that time, the Fund's independent auditors will conduct an audit of the Fund for the period then ended. An audit will also be conducted of the Successor Fund for the period ending on October 31, 1996. EVM will pay the costs associated with this audit.

                     VOTE REQUIRED TO APPROVE PROPOSAL 1
    Approval of this Proposal requires the affirmative vote of a majority of the outstanding shares of the Fund. The Managing General Partners have considered the above factors and have determined that the reorganization is in the best interest of the Partners of the Fund. THE MANAGING GENERAL PARTNERS RECOMMEND YOU VOTE IN FAVOR OF THIS PROPOSAL.

                   PROPOSAL 2.  TO APPROVE THE ELIMINATION,
               RECLASSIFICATION AND/OR AMENDMENT OF THE FUND'S
                 INVESTMENT OBJECTIVE AND CERTAIN FUNDAMENTAL
                             INVESTMENT POLICIES
    The 1940 Act requires registered investment companies like the Fund to have certain specific investment policies which can be changed only by a shareholder vote. Investment companies may also elect to designate other policies which may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental" policies. (In this Proxy Statement, the word "restriction" is sometimes used to describe a policy.) Some fundamental policies have been adopted in the past by the Fund to reflect certain regulatory, business or industry conditions which are no longer in effect. Accordingly, the Managing General Partners authorized a review of the Fund's fundamental policies to simplify and modernize those policies which are required to be fundamental, and to eliminate as fundamental any policies which are not required to be fundamental under the positions of the staff of the SEC in interpreting the 1940 Act. Depending on the circumstances, each of these fundamental policies would be reclassified as a nonfundamental policy in the same or a modified form, or eliminated. Nonfundamental policies can be changed by the Managing General Partners without Partner approval. Revisions of fundamental policies have been approved by shareholders of numerous other funds advised by EVM, and if these revisions are approved the uniformity of such policies would serve to facilitate EVM's compliance efforts.

    This Proposal seeks the approval of the Partners of changes which are intended to accomplish the foregoing goals. In addition, the revised policies would be in conformity with those of Tax-Managed Growth Portfolio (the "Portfolio") to allow implementation of the Hub and Spoke(R) structure as described in Proposal 3*. Because an investor in the Portfolio has registered its securities with state securities ("Blue Sky") laws, the Fund's policies should also be conformed to such laws. The proposed changes to the fundamental policies are discussed in detail below. Please refer to the changes to the policies set forth in Exhibit B (which does not include the additional fundamental investment policy to be added if Proposal 3 is approved). By reducing to a minimum those policies which can be changed only by Partner vote, the Fund would be able to avoid the costs and delay associated with a future meeting of Partners and the Managing General Partners believe that EVM's ability to manage the Fund's portfolio in a changing regulatory or investment environment will be enhanced. Accordingly, investment management opportunities will be increased.

- --------------
*Hub and Spoke(R) is a registered service mark of Signature Financial Group, Inc.

    The references to the Fund's investment restrictions correspond to the paragraphs in Exhibit B. If this Proposal is approved, the restrictions would be reordered.


    Apart from the changes to restrictions (6), (7), (9), (10) and (14), the proposed changes will not affect current management of the Fund's portfolio. See "Use of Modern Investment Management Techniques" below.


          RECLASSIFICATION AND AMENDMENT OF THE INVESTMENT OBJECTIVE
    The Fund's present investment objective is "to seek possible long-term growth of capital and of income." Among its principal investment policies are that the Fund invest in "a diversified list of common stocks representing a number of different industries" and that "one of the factors which will be considered before any portfolio securities are sold will be the resulting tax liability." It is proposed that the investment objective be modified to express more explicitly the focus on investing in a diversified portfolio of stocks, and the consideration given to investor taxation in managing the investment portfolio. The proposed new objective is to "achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities." The proposed change would not affect the actual management of the portfolio securities owned by the Fund (which will be contributed to the Portfolio if Proposals 1 and 3 are implemented).

    Modifying the statement of the Fund's investment objective in the manner proposed will clarify the management focus of the Fund. In addition, it is contemplated that the Successor Fund and other investment vehicles that invest in the Portfolio will adopt the same objective as the Portfolio. Expressing the investment objective in a way that emphasizes the focus on after-tax returns is thought to enhance the investor appeal of these investment vehicles, potentially leading to greater success in adding additional assets to the Portfolio than if the present statement of the Fund's objective were used. (As discussed in Proposal 3, the addition of additional assets to the Portfolio should enable the Successor Fund to realize certain portfolio benefits and economies of scale.)

    The Managing General Partners of the Fund also propose that the objective become "nonfundamental", which means the Managing General Partners could change it without Partner approval in the future. The Managing General Partners have no present intention to change the objective other than as discussed above, and intend to submit any further proposed change which would be material to Partners in advance for approval.

                        ELIMINATION OF RESTRICTION (3)
    The Managing General Partners propose to delete Restriction (3) concerning investment in other investment companies. This Restriction prohibits the Fund from investing in securities of other investment companies and investment trusts. Investment in other investment companies is regulated by the 1940 Act and this restriction does not contain the provisions in the 1940 Act regarding such investments.

            RECLASSIFICATION AND AMENDMENT OF CERTAIN RESTRICTIONS
    The Managing General Partners also propose that Restrictions (4), (8),
(13) and (14) be eliminated as fundamental, but be retained as nonfundamental policies of the Fund (which could be thereafter changed or eliminated by Managing General Partner vote) and that Restrictions (4), (13) and (14) be amended as described below. Each of these restrictions is required under various state "Blue Sky" laws and/or federal laws, but is not required to be a fundamental policy of the Fund.

    Restriction (4) concerning investments in unseasoned issuers limits investment in securities of companies with less than three years continuous operation to 5% of total assets. Once reclassified, this restriction would be amended to permit investment in issuers which have come into existence within three years as a result of a merger, consolidation, reorganization, or purchase of substantially all of the assets of a predecessor. The amended restriction also clarifies that the limitations of this restriction do not apply to securities of certain regulated public utilities or companies engaged in the transmission of energy products. The Fund's investment policies generally contemplate investing in seasoned issuers.

    Restriction (8) concerning investing for control prohibits the Fund from investing for control or management of other companies. Such investments would be difficult because of the 1940 Act's diversification requirements contained in Restrictions (1) and (2), and are regulated by the 1940 Act's provisions on affiliated transactions.

    Restriction (13) concerning investing in restricted securities is more restrictive than necessary under the existing SEC position concerning such investments. Once reclassified, this restriction would be amended to provide that the Fund may not invest more than 15% of its net assets in restricted securities, provided that certain such securities determined to be liquid by the Managing General Partners would be excluded from the limitation.


    Restriction (14) concerning the purchase of interests in mineral exploration companies is necessary under state Blue Sky laws, but is not required to be fundamental. Once reclassified, it would be modified to be consistent with policies adopted by other Eaton Vance funds.


    As a result of this proposed reclassification of four investment restrictions as nonfundamental, a future change in these restrictions could be effected by the Managing General Partners (or, if Proposal 1 is implemented, Trustees of the Successor Fund) without approval of the Partners if the Managing General Partners determined that such change was appropriate and desirable. The Managing General Partners have no present intention of amending or eliminating the foregoing restrictions (except as described above). The Managing General Partners believe, however, that this reclassification of restrictions will permit the Fund to respond more rapidly to future changes in the Fund's competitive and regulatory environment.

                      AMENDMENT OF CERTAIN RESTRICTIONS
    The Managing General Partners also propose the amendment of nine fundamental policies.

    Restrictions (1) and (2) concerning diversification of assets by issuer are more restrictive than needed to comply with the 1940 Act and Subchapter M of the Code. The revised restrictions comport with these statutes primarily by having the diversification tests apply to 75%, instead of 100%, of total assets.

    Restriction (5) concerning ownership by the Fund of issuers that have certain affiliations with EVM, the Managing General Partners or officers of the Fund has been amended to conform with existing Blue Sky regulations concerning such investments.


    Restriction (6) concerning borrowing has been revised to permit borrowing and the issuance of senior securities consistent with the 1940 Act. The positions of the staff of the SEC on borrowings and senior securities have evolved in recent years with the development of new investment strategies, such as reverse repurchase agreements and futures transactions. The Fund would like to have the ability to consider use of new investment techniques consistent with the 1940 Act as interpretations of the 1940 Act are further developed. The new restriction would no longer prohibit the use of borrowing for investment purposes, but the Fund has no intention of engaging in such borrowings. The prohibition on pledging has been eliminated from this restriction because such prohibition is no longer required by state law.

    Restriction (7) prohibiting purchases on margin, making short sales and engaging in puts, calls, straddles or spreads has been amended to eliminate the prohibition on short sales and the option transactions listed therein. The Fund will continue to be subject to a prohibition on short sales, except that "short sales against-the-box" will be permitted. The restriction as it relates to options transactions has been amended for the reasons described under "Use of Certain Techniques for Tax-Efficient Management."


    Restriction (9) concerning lending has been amended to reflect current regulatory restraints and changes to the lending policy of other Eaton Vance funds. The Fund does not expect to lend, if at all, more than 30% of the value of its total assets.

    Restriction (10) concerning investments in real estate and commodities is being amended in order to expressly permit the Fund to invest in securities secured by real estate and securities of companies which invest or deal in real estate (which was previously implied) and to permit the use of financial futures contracts for the reasons described below.


    Restrictions (11) concerning underwriting and Restriction (12) concerning concentration in a particular industry are being modified to be consistent with restrictions adopted by other Eaton Vance funds. These amendments will not result in any operating change for the Fund.


            USE OF CERTAIN TECHNIQUES FOR TAX-EFFICIENT MANAGEMENT
    Since the Fund commenced operation in 1975 certain techniques for the tax-efficient management of equity portfolios have been developed and come into wide use among investment professionals. Consistent with its investment objective, the Portfolio (through which the Successor Fund will invest if Proposal 3 is adopted) intends to employ these techniques. Restrictions (6) regarding senior securities, (7) concerning options transactions, (9) regarding lending of portfolio securities, (10) regarding nonphysical commodity contracts and (13) regarding illiquid investments need to be revised or eliminated for the Successor Fund to invest in the Portfolio and have the Portfolio employ these techniques. If this Proposal is approved and Proposal 3 is not approved, the Fund (or the Successor Fund if Proposal 1 is approved) may determine to employ these techniques.

    The Portfolio may purchase or sell certain derivative instruments to hedge against securities price declines and currency movements, and to enhance returns. The Portfolio may engage in transactions in derivative instruments (which derive their value by reference to other securities, indices, instruments, or currencies) in the U.S. and abroad. Such transactions may include the purchase and sale of stock index futures contracts and options on stock index futures; the purchase of put options and the sale of call options on securities held in the Portfolio; equity swaps; and the purchase and sale of forward currency exchange contracts and currency futures. The Portfolio may use transactions in derivative instruments as a substitute for the purchase and sale of securities. Derivative transactions may be more advantageous in a given circumstance than transactions involving securities due to more favorable tax treatment, lower transaction costs, or greater liquidity.

    While many derivative instruments have built-in leveraging characteristics, the Portfolio will not use them to leverage its investments. The purchase and sale of derivative instruments is a highly specialized activity that can expose the Portfolio to a significant risk of loss. The built-in leverage inherent in many derivative instruments can result in losses that substantially exceed the initial amount paid or received. Equity swaps and over-the-counter options are private contracts in which there is a risk of loss in the event of a default on an obligation to pay by a counterparty. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of an underlying security, index, instrument, or currency. There can be no assurance that the use of derivative instruments will be advantageous to the Portfolio.

    The Portfolio will only enter into equity swaps and over-the-counter options contracts with counterparties whose credit quality or claims paying ability are considered to be investment grade by the Portfolio's investment adviser. In addition, at the time of entering into a transaction, the Portfolio's credit exposure to any one counterparty will be limited to 5% or less of the net assets of the Portfolio. The Portfolio's investment in illiquid assets, which may include equity swaps and over-the-counter options, may not represent more than 15% of net assets at the time any such illiquid assets are acquired. All futures contracts entered into by the Portfolio will be traded on exchanges or boards of trade that are licensed and regulated by the Commodities Futures Trading Commission (the "CFTC") and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant exchange. Under CFTC regulations, the Portfolio may only enter into futures contracts if, immediately thereafter, the value of the aggregate initial margin with respect to all currently outstanding non-hedging positions in futures contracts does not exceed 5% of the Portfolio's net asset value, after taking into account unrealized profits and losses on such positions. The foregoing use of certain derivatives, however, may be limited by proposed tax legislation, if enacted.

    In addition, the Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Portfolio's investment adviser to be sufficiently creditworthy and when, in the judgment of the adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. Moreover, the tax consequences of the income received would be considered before lending was implemented.

                     VOTE REQUIRED TO APPROVE PROPOSAL 2
    Approval of any part of this Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund which means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or
(b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting. Implementation of any part of this Proposal is not dependent upon any other proposal herein.

    The Managing General Partners have considered various factors and believe that this Proposal will increase investment management flexibility and is in the best interests of the Partners. If the Proposal is not approved, the Fund's present objective and fundamental restrictions will remain in effect and a vote of Partners would be required before the Fund could engage in activities prohibited by a fundamental restriction. THE MANAGING GENERAL PARTNERS RECOMMEND THAT THE PARTNERS VOTE IN FAVOR OF THE ELIMINATION, RECLASSIFICATION AND/OR AMENDMENT OF THE FUND'S INVESTMENT OBJECTIVE AND RESTRICTIONS AS DESCRIBED ABOVE.

               PROPOSAL 3.  TO APPROVE A NEW INVESTMENT POLICY
                  AND TO SUPPLEMENT INVESTMENT RESTRICTIONS
                  TO  PERMIT A NEW INVESTMENT STRUCTURE FOR
                              THE SUCCESSOR FUND

                                   SUMMARY
    The Managing General Partners are submitting to the Partners for approval (subject to approval of Proposal 1) the adoption of a new investment policy for the Successor Fund and the addition of a fundamental investment provision to permit the Successor Fund to invest its "investable assets" (portfolio securities and cash) in an open-end management investment company, the Tax-Managed Growth Portfolio (the "Portfolio"), having substantially the same investment objective, policies and restrictions as the Fund (as revised in Proposal 2). The new investment policy and change in the investment restrictions of the Successor Fund are subject to approval by the shareholders of the Successor Fund. Prior to the reorganization described in Proposal 1, the Fund will be the sole shareholder of the Successor Fund. If this Proposal 3 is approved by Partners, the Fund will approve adoption by the Successor Fund of the Hub and Spoke(R) structure for the Successor Fund.

                            NEW INVESTMENT POLICY
    The Managing General Partners recommend that the Partners approve a new investment policy for the Successor Fund, pursuant to which it will invest its investable assets in the Portfolio. The Portfolio is a trust which, like the Fund, is registered as an open-end management company under the 1940 Act. The Portfolio will have substantially the same investment objective, policies and restrictions as the Fund (provided the Partners approve this Proposal and Proposal 2). EVM is currently the investment adviser of the Fund and its wholly-owned subsidiary, Boston Management and Research ("BMR"), is the investment adviser of the Portfolio. EVM, BMR and Eaton Vance Distributors, Inc. ("EVD") are sometimes referred to collectively as the "Eaton Vance organization." Accordingly, by investing in the Portfolio, the Successor Fund would pursue its investment objective through its investment in the Portfolio, rather than through direct investments in securities. The Portfolio in turn would invest in securities in accordance with its objective, policies and restrictions.


    The Portfolio is a no-load investment company organized as a trust under New York law on October 23, 1995. The interests in the Portfolio are not available for purchase by members of the general public. As of July 9, 1996, net assets of the Portfolio totalled $547,744,135.

    By investing in the Portfolio, the Successor Fund would be able to consolidate its assets on a tax-free basis with those of the Portfolio's existing investors. Investing in the Portfolio will enable the Successor Fund to participate in a larger, more diversified and potentially more attractive investment portfolio. The Successor Fund would be in a position to benefit, directly or indirectly, from certain economies of scale, based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed and that a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. The Managing General Partners also believe that investing in the Portfolio may produce other benefits resulting from such increased asset size such as the ability to purchase securities in larger amounts than the Fund currently is able to acquire. See the pro forma expense table and the discussion provided below. There can be no assurance that these anticipated benefits will be realized. Establishing the Portfolio has enabled the Eaton Vance organization, which recommended the structure to the Managing General Partners, to sponsor new investment vehicles that can invest in the Portfolio without assuming potential liability for the Fund's large unrealized capital gains. Two continuously offered open-end investment companies have recently been organized to invest in the Portfolio and a third such company is expected to commence operations in August, 1996.


    Investors in the Successor Fund will not assume potential liability for the unrealized capital gains of other investment companies that invest in the Portfolio. During the first five years after the Successor Fund invests in the Portfolio, the Portfolio does not intend to distribute securities contributed by the Successor Fund to any investor in the Portfolio other than the Successor Fund. Therefore, adopting the Hub and Spoke(R) structure itself should not subject the Fund's Partners (as shareholders of the Successor Fund after the reorganization) to increased capital gain realizations. A more diverse portfolio of investments will, however, affect investment returns. Although the consistency of returns over time should improve with a more diversified portfolio, the level of returns (including dividends) could be higher or lower than what the Fund would achieve in its current form.

    To the extent that the Successor Fund invests its investable assets in the Portfolio, the Successor Fund would no longer require investment advisory services and would have a reduced need for certain administrative services. For this reason, if the new investment policy is adopted by the Successor Fund, the additional investment restrictions described in this Proposal are approved and the Successor Fund invests its investable assets in the Portfolio, no investment advisory fees will be paid by the Successor Fund because investment advisory services are provided only to the Portfolio. Currently, under the existing investment advisory agreement with EVM, the Fund pays a monthly fee of .05 of 1% (equivalent to .60% annually) of its average daily net assets. As indicated in Proposal 1, if this Proposal is not approved the Successor Fund will have an advisory agreement with EVM identical to EVM's agreement with the Fund.

    BMR acts as investment adviser to the Portfolio pursuant to an Investment Advisory Agreement with the Portfolio (the "Agreement"). BMR, a Massachusetts business trust, is a wholly-owned subsidiary of EVM. BMR or EVM act as investment adviser to investment companies and various individual and institutional clients with combined assets under management of over $16 billion. EVM, a Massachusetts business trust, is a wholly-owned subsidiary of Eaton Vance Corp. ("EVC"), a holding company which through subsidiaries and affiliates is engaged primarily in investment management, marketing and administration activities. BMR and EVM employ the same investment personnel to provide advisory services to their respective clients.


    Pursuant to the Agreement, BMR will be paid a monthly fee of 5/96 of 1% (equivalent to .625% annually) on average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced as follows:

                                                          ANNUALIZED FEE RATE
AVERAGE DAILY NET ASSETS FOR THE MONTH                     (FOR EACH LEVEL)
- --------------------------------------                     ----------------
$500 million but less than $1.0 billion                         .5625%
$1.0 billion but less than $1.5 billion                         .5000%
$1.5 billion and over                                           .4375%


To the extent that the average daily net assets of the Portfolio exceed $500 million, lower advisory fee rates will be in effect in accordance with the above schedule. As indicated in the pro forma financials on page 26, the total investment advisory fee assumed to have been received by BMR as a result of the implementation of the Successor Fund's proposed investment in the Portfolio would have been 0.001% higher than the advisory fee paid by the Fund to EVM (assuming Portfolio average daily net assets of approximately $810 million). If the average daily net assets of the Portfolio grow to exceed $833.3 million, the investment advisory fee rate applicable to the Portfolio will be lower than the current advisory fee rate of the Fund.


    The Agreement remains in full force and effect through February 28, 1997, and will continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually (i) by the board of trustees of the Portfolio or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and (ii) by the vote of a majority of those trustees of the Portfolio who are not interested persons (as defined in the 1940 Act) of BMR or the Portfolio cast in person at a meeting called for the purpose of voting on such approval. In connection with the organization of the Portfolio, the Agreement was approved by the trustees of the Portfolio, including a majority of those trustees who are not interested persons of BMR or the Portfolio, on October 23, 1995, and by vote of EVM and BMR, which were then the holders of all the outstanding voting securities of the Portfolio, on October 24, 1995. At the time of such action by the trustees of the Portfolio, Mr. Clay, a director and officer of EVC and Eaton Vance, Inc. (EVM's and BMR's Trustee, which is a wholly-owned subsidiary of EVC), and an officer of BMR and EVM, and a Voting Trustee and stockholder of EVC, was a trustee of the Portfolio.

    Under the terms of the Agreement, the Portfolio employs BMR to act as investment adviser for and to manage the investment and reinvestment of the assets of the Portfolio and to administer its affairs, subject to the supervision of its trustees. BMR furnishes to the Portfolio investment advice and assistance, administrative services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities, and has arranged for certain members of the BMR organization to serve without salary as officers or trustees of the Portfolio.

    In approving the Agreement for the Portfolio, the trustees of the Portfolio have taken into account such factors and information as were deemed by them to be relevant to BMR's investment advisory relationship with the Portfolio. In their deliberations the trustees have considered: the requirements and needs of the Portfolio for management and administrative services and facilities; the desirability of providing for the management of the Portfolio through the Eaton Vance organization (of which BMR is a part); the nature, extent and quality of the management and administrative services and facilities previously provided by the Eaton Vance organization to the Portfolio (and the funds investing therein prior to their investment in the Portfolio); the quality of BMR's personnel; the fiduciary duties and risks to be assumed by BMR and its commitment to provide management and administrative services and facilities to the Portfolio on a continuing basis; the aggregate of the compensation and benefits which will be received by BMR pursuant to the Agreement; the necessity that BMR maintain its ability to retain and attract capable personnel to service the Portfolio; the continuance of appropriate incentives to assure that BMR will provide high quality management and administrative services to the Portfolio; the revenues, expenses, financial condition, stability and capabilities of the Eaton Vance organization; the advantages to the Portfolio of being one of many investment companies advised and administered by the Eaton Vance organization; the investment performance of the Portfolio (and the funds investing therein prior to their investment in the Portfolio); the various investment strategies and techniques to be employed by BMR to enhance the Portfolio's investment performance; current developments and trends in the mutual fund and financial services industries, including the entry of large and highly capitalized companies which are spending and appear to be prepared to continue to spend substantial amounts to engage personnel and to provide services for competing mutual funds; and other information and factors which the trustees believed relevant to the matter.

    Portfolio Manager. Duncan W. Richardson, Vice President of EVM and BMR, has acted as the portfolio manager of the Portfolio since inception and of its predecessor, Capital Exchange Fund, Inc., since 1990. Thomas E. Faust Jr., Vice President of EVM and BMR, has acted as the portfolio manager of the Fund since 1993.

    The Agreement provides that it may be terminated at any time without penalty on sixty days' notice by BMR, the trustees of the Portfolio or a vote of a majority of the outstanding voting securities of the Portfolio, and that it will automatically terminate in the event of its assignment. The Agreement provides that BMR may render services to others and engage in other business activities. The Agreement also provides that BMR will not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

    Upon exchanging the investable assets of the Successor Fund for an interest in the Portfolio, the Successor Fund will retain the services of EVM under an administrative services agreement to act as administrator of the Successor Fund. If this Proposal is approved, the Successor Fund will terminate its advisory agreement with EVM since it will seek to achieve its investment objective by investing its assets in the Portfolio. Under the administrative services agreement, EVM would provide the Successor Fund with general office facilities and supervise the overall administration of the Successor Fund. For these services EVM currently receives no compensation. The Trustees of the Trust may determine on behalf of the Successor Fund to compensate EVM in the future for its services under the administrative services agreement.

    The Portfolio and the Successor Fund, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by BMR under the investment advisory agreement with the Portfolio, or by EVM under the administrative services agreement with the Successor Fund. Such costs and expenses to be borne by the Portfolio and the Successor Fund, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws and governmental fees; expenses of reporting to shareholders and investors; proxy statements and other expenses of shareholders' or investors' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of trustees of the Portfolio or Trustees of the Trust, as the case may be, not affiliated with BMR or EVM; and investment advisory fees and, if any, administrative services fees. The Portfolio and the Successor Fund will also each bear expenses incurred in connection with litigation in which the Portfolio or the Successor Fund, as the case may be, is a party and any legal obligation to indemnify the respective officers and trustees of the Portfolio or Trustees of the Trust, as the case may be, with respect thereto.


    The following table shows the actual expenses of the Fund for the fiscal year ended December 31, 1995, and a pro forma adjustment of the Fund's expenses which assumes that the Successor Fund invested all of its investable assets in the Portfolio. The pro forma adjustment also assumes that: (i) the holders of interest in the Portfolio for the entire year ended December 31, 1995 were the Fund and the eight current investors in the Fund (which are named under "Evaluation by the Fund's Managing Partners" below); and (ii) the average daily net assets of the Portfolio during such year were equal to the actual net assets of the Fund and such current investors on June 24, 1996 of $809,565,000. The pro forma adjustment includes the estimated costs of reorganizing the Fund into the Successor Fund and converting the Successor Fund to the Hub and Spoke structure and the estimated costs of this proxy solicitation (aggregating approximately $20,000).


        OPERATING EXPENSES FOR THE FISCAL YEAR ENDED DECEMBER 31, 1995

                                                  PRO FORMA (ASSUMING THAT THE
                                                   NET ASSETS INVESTED BY THE
                                                     SUCCESSOR FUND IN THE
                                         ACTUAL     PORTFOLIO WERE $258,724,000)
                                         ------   -----------------------------
                                                 SUCCESSOR
                                          FUND      FUND    PORTFOLIO    TOTAL
                                          ----      ----    ---------    -----
Annual Fund Operating Expenses
    Investment advisory fees              0.600%     --       0.601%     0.601%
    Other expenses                        0.100%   0.038%     0.061%     0.099%
                                          -----    -----      -----      -----
Total Fund Operating Expenses             0.700%   0.038%     0.662%     0.700%
                                          =====    =====      =====      =====

    In recommending that the Partners authorize the conversion of the Successor Fund to the Hub and Spoke structure, the Managing General Partners have taken into account and evaluated the possible effects which increased assets in the Portfolio may have on the expense ratio of the Successor Fund. After carefully weighing the costs involved against the anticipated benefits of converting the Successor Fund to the Hub and Spoke structure, the Managing General Partners recommend that the Partners vote to approve Proposal 3.


    If Proposals 1, 2 and 3 are approved by the Partners, the Board of Trustees of the Trust expects to implement the investment for the Successor Fund by causing the Successor Fund to exchange its investable assets (portfolio securities and cash) as well as certain other assets (including receivables for securities sold from the portfolio and for dividends and interest on portfolio securities) for an interest in the Portfolio. The proposed transaction will not alter the rights and privileges of shareholders of the Successor Fund. The value of a shareholder's investment in the Successor Fund will be the same immediately after the Successor Fund's investment in the Portfolio as immediately before that investment. Of course, the value of a shareholder's investment in the Successor Fund may fluctuate thereafter.

    The Successor Fund would be able to withdraw its investment in the Portfolio at any time, if the Trustees determine that it is in the best interests of the Successor Fund to do so. Upon any such withdrawal, the Trustees would consider what action might be taken, including the investment of the investable assets of the Successor Fund in another pooled investment entity having substantially the same investment objective as the Successor Fund or the retention of an investment adviser to manage the Successor Fund's assets in accordance with its investment policies (as is presently the case for the Fund).

                         DESCRIPTION OF THE PORTFOLIO
    The investment objective of the Portfolio is the same as the objective of the Fund, assuming that Proposal 2 is approved. The Portfolio seeks to achieve its investment objective through investments limited to the types of securities in which the Fund is authorized to invest. The investment restrictions and policies of the Portfolio preclude the Portfolio from investing in any security or engaging in any transaction which would not be permitted by the investment restrictions and policies of the Fund if that Fund were to invest directly in such a security or engage directly in such a transaction, again assuming that Proposal 2 is approved.

    If the proposed investment in the Portfolio is implemented, the Successor Fund's assets would no longer be directly invested in a portfolio of securities but would rather be invested in the securities of a single issuer, i.e., the Portfolio, which is a New York trust, and is registered as an open-end management investment company under the 1940 Act. Nevertheless, inasmuch as the assets of the Portfolio would be directly invested in a portfolio of securities, the Managing General Partners believe there are no material risks of investing the Successor Fund's assets in the Portfolio that are different from those to which Partners of the Fund are currently subject.

    The approval of the Portfolio's investors (i.e., holders of interests in the Portfolio, such as the Successor Fund) would be required to change any of its investment restrictions; however, any change in nonfundamental investment policies would not require such approval. For a discussion of when Successor Fund shareholders would be requested to vote on Portfolio matters, see below.

    Like the Fund, the Portfolio determines its net asset value once on each day the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange. The Portfolio's net asset value is computed by determining the value of the Portfolio's total assets (the securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including accrued expenses).

    Securities listed on securities exchanges or in the NASDAQ National Market are valued at closing sale prices. Unlisted or listed securities for which closing sale prices are not available are valued at the closing bid prices. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Other assets are valued at fair value using methods determined in good faith by the Portfolio's trustees.

    The Successor Fund's net asset value will be determined at the same time and on the same days that the net asset value of the Portfolio is calculated. Net asset value per share will be computed by determining the value of the Successor Fund's assets (its investment in the Portfolio and other assets), subtracting all of the Successor Fund's liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time.

    As a partnership under the Code, the Portfolio does not pay federal income or excise taxes. Provided that the Successor Fund qualifies as a regulated investment company for federal income tax purposes and the Portfolio is treated as a partnership for federal and Massachusetts tax purposes, neither is liable for income, corporate excise tax or franchise tax in Massachusetts.

    Interests in the Portfolio have no pre-emptive or conversion rights, and are fully paid and non-assessable, except as set forth below. The Portfolio normally will not hold meetings of holders of such interests except as required under the 1940 Act. The Portfolio would be required to hold a meeting of holders in the event that at any time less than a majority of the trustees holding office have been elected by holders. The trustees of the Portfolio continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage interest in the Portfolio may call a meeting of holders in the Portfolio for the purpose of removing any trustee. A trustee of the Portfolio may be removed upon a majority vote of holders in the Portfolio qualified to vote in the election. The 1940 Act requires the Portfolio to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

    Each holder in the Portfolio is entitled to a vote in proportion to its share of the interests in the Portfolio. Except as described below, whenever the Successor Fund is requested to vote on matters pertaining to the Portfolio, the Successor Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by its shareholders.

    Subject to applicable statutory and regulatory requirements, the Successor Fund would not request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Successor Fund, would not require the vote of the shareholders of the Successor Fund, or (b) any proposal, with respect to the Portfolio that is identical, in all material respects, to a proposal that has previously been approved by shareholders of the Successor Fund. Any proposal submitted to holders in the Portfolio, and that is not required to be voted on by shareholders of the Successor Fund, would nonetheless be voted on by the Trustees of the Trust on behalf of the Successor Fund.

    Investments in the Portfolio may not be transferred, but a holder may withdraw all or any portion of its investment at any time at net asset value. Each holder in the Portfolio, including the Successor Fund, will be liable for all obligations of the Portfolio. However, the risk of a holder in the Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists, and the Portfolio itself is unable to meet its obligations. Thus, shareholders of the Successor Fund should not experience losses from the new investment structure itself.

    The Portfolio has its own board of trustees, including a majority of trustees who are not "interested" persons of the Portfolio as defined in the 1940 Act. The present trustees of the Portfolio are identical to the present Managing General Partners of the Fund.

                     HUB AND SPOKE(R) TAX CONSIDERATIONS
    The Internal Revenue Service has issued private letter rulings to numerous investment companies, including other EVM advised funds, to the effect that the conversion of a mutual fund to the Hub and Spoke(R) structure will not result in recognition of capital gains. Such rulings are not binding on the Service with respect to the Successor Fund. Nevertheless, the Successor Fund has received an opinion of tax counsel, Brown & Wood, to the effect that, although there is no judicial authority directly on point, the contribution of its assets to the Portfolio in exchange for an interest in the Portfolio will not result in the recognition of gain or loss to the Successor Fund for federal income tax purposes pursuant to Code Section 721 and related authorities. The Successor Fund has not applied for a ruling from the Internal Revenue Service to the same effect and legal opinions are not binding on the Service. If it were determined that the transaction was taxable, the Successor Fund would realize and recognize gain in an amount equal to the appreciation (undiminished by losses) in the transferred assets as of the date of the transfer (the "deemed gain"). If the Successor Fund did not make a distribution to its shareholders equal to all or a portion of the deemed gain, the Successor Fund could be subject to tax (plus interest and penalties) on all or a portion of the deemed gain. Alternatively, if the Successor Fund were to make a distribution to its shareholders in an amount equal to all or a portion of the deemed gain, then its shareholders at the time of such distribution would be taxed on the amount distributed and the Successor Fund could be required to pay penalties and/or interest. Depending on the amount and nature of the deemed gain and the Successor Fund's previous distributions of gains with respect to the same taxable year, the Successor Fund might be required to make the distribution described in the preceding sentence in order to preserve its qualification under the Code as a regulated investment company.


    As of June 28, 1996, the gross unrealized appreciation in the assets of the Fund on a federal income tax basis was $415,978,783. The amount of gross unrealized appreciation in the assets of the Successor Fund at the time of transfer of the Successor Fund's assets to the Portfolio may be more or less than the amount indicated in the preceding sentence, and no assurance can be given as to the magnitude of such amount at the time of such transfer.


    As a regulated investment company under the Code, the Successor Fund will not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As indicated in Proposal 1, the Successor Fund intends to retain its net capital gains and pay federal income thereon.

    Shareholders redeeming the Successor Fund's shares generally will not recognize additional capital gains as a result of the use of the Hub and Spoke(R) structure. Such shareholders will generally receive securities during the first five years after the conversion which were held by the Successor Fund on the conversion date, and thereafter could receive such securities or other portfolio securities then held by the Portfolio.

                PROPOSED SUPPLEMENT TO INVESTMENT RESTRICTIONS
    At the time of the reorganization, the Successor Fund will have the same investment restrictions as the Fund. Certain of the Successor Fund's investment restrictions must be amended, eliminated or reclassified in order for the Successor Fund to invest its investable assets in the Portfolio. (See investment restrictions (1), (2), (3), (4), (8), (11), (12) and (13) in
Exhibit B.) In addition, a supplemental provision must be added to the Successor Fund's investment restrictions to permit the Successor Fund to invest its investable assets in the Portfolio. The additional fundamental investment policy provides as follows: "(15) Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund."

    The additional investment provision would also apply to any conflicting nonfundamental investment policies. (The current investment restrictions would also be revised if Proposal 2 is approved.) If this Proposal is approved, the Fund (as sole shareholder of the Successor Fund upon consummation of the reorganization) will vote to approve a new investment policy for the Successor Fund and supplement to the Successor Fund's restrictions.

              EVALUATION BY THE FUND'S MANAGING GENERAL PARTNERS
    In recommending approval of this Proposal, the Fund's Managing General Partners have carefully considered Proposal 3, which will in effect authorize the conversion of the Successor Fund to the Hub and Spoke(R) structure. They have carefully evaluated the potential benefits associated with this Proposal and believe that the Successor Fund's shareholders will benefit from pooling the Successor Fund's assets with investors who would not otherwise be investors in the Successor Fund. Investors in the Portfolio currently include Capital Exchange Fund, Inc., Depositors Fund of Boston, Inc., EV Marathon Tax-Managed Growth Fund, EV Traditional Tax-Managed Growth Fund, Diversification Fund, Inc., Fiduciary Exchange Fund, Second Fiduciary Exchange Fund and The Exchange Fund of Boston. (The Marathon and Traditional Tax-Managed Growth Funds are recently organized series of a registered open-end investment company.) By adopting the Hub and Spoke(R) structure, the Successor Fund can participate in a larger, more diversified and potentially more attractive investment portfolio. By this pooling of assets the Portfolio is likely, over time, to achieve a variety of operating economies. The larger asset size of the Portfolio, in the Managing General Partners' view, can be expected to permit the purchase of investments in larger amounts than the Successor Fund currently is able to purchase, which may reduce certain operating expenses indirectly borne by the Successor Fund's shareholders. In general, to the extent that certain operating costs are relatively fixed and would be borne by the Successor Fund alone, these expenses would instead be borne in whole or in part by the Portfolio and shared by the Successor Fund's shareholders with other investors in the Portfolio. There can be no assurance that such benefits will be realized. The Managing General Partners also recognized that BMR could benefit from the proposed structure because such structure could enable BMR to increase its assets under management through the development of new vehicles to attract investor assets.

    The Managing General Partners believe that over time the aggregate per share expenses of the Successor Fund and the Portfolio should be less than the expenses that would be incurred by the Successor Fund if it continued to retain the services of an investment adviser and to invest directly in securities, although there can be no assurance that such expense savings will be realized. The Managing General Partners also considered risks associated with an investment in the Portfolio. The Managing General Partners believe that the Portfolio's investment policies and restrictions involve substantially the same risks as are associated with the Successor Fund's direct investment in securities, except that risks specific to the ownership of individual stocks are expected to be reduced due to the greater diversification of the pooled investment portfolio.

    Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant to this Proposal, the Managing General Partners (including the Independent Managing General Partners) have concluded that it would be in the best interests of the Fund after its reorganization into the Successor Fund and the Partners to approve a new investment policy and supplement to the Successor Fund's investment restrictions to enable the Successor Fund to invest its investable assets in the Portfolio. If Proposal 3 is approved, it is anticipated that the Successor Fund would convert to the Hub and Spoke(R) structure and invest in the Portfolio immediately after the reorganization of the Fund (which is expected to occur at the end of August, 1996).

                     VOTE REQUIRED TO APPROVE PROPOSAL 3
    Approval by the Partners of the Successor Fund's new investment policy and supplement to its fundamental investment restrictions requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined under Proposal 2.

    THE MANAGING GENERAL PARTNERS RECOMMEND THAT THE PARTNERS VOTE TO APPROVE THIS PROPOSAL. Implementation of this Proposal is dependent upon approval of Proposals 1 and 2. In the event the Partners fail to approve this Proposal, the Successor Fund would continue to retain EVM as its investment adviser to manage the Successor Fund's assets through direct investments in securities, and the Successor Fund's investment advisory agreement between EVM and the Successor Fund would continue in effect in its current form.

                    CERTAIN INFORMATION REGARDING BMR, EVM
                AND THE OFFICERS OF THE FUND AND THE PORTFOLIO

                              INVESTMENT ADVISER
    EVM or BMR acts as investment adviser to investment companies and various individual and institutional clients, with combined assets under management of over $16 billion. EVM provides administrative and management services to certain Eaton Vance funds, as well as The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright EquiFund Equity Trust and The Wright Managed Blue Chip Series Trust. EVM and its affiliates also provide investment management services to substantial individual and institutional investment counsel accounts.


    There are no financial conditions known by the Eaton Vance organization which would impair the financial ability of BMR to fulfill its commitment to the Portfolio under the investment advisory agreement. BMR and EVM are Massachusetts business trusts, and EV is the trustee of BMR and EVM. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, EVM, BMR and EV. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes, and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and EVM who are also officers and Directors of EVC and EV. As of June 30, 1996, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively. The address of EVC, EVM, BMR, EV and of its Directors or Trustees is 24 Federal Street, Boston, Massachusetts 02110.


    As of May 31, 1996 there were 9,450,690 shares of Non-Voting Common Stock of EVC outstanding, 19,360 shares of which were held by EVM. As at such date, Landon T. Clay owned 1,800,521 shares (or 19.05%) of such Non-Voting Common Stock of EVC then outstanding, and M. Dozier Gardner owned 280,940 shares (or 2.97%) of such Non-Voting Common Stock. EVC has issued outstanding options to the following individuals covering the number of shares of EVC Non-Voting Common Stock set forth after their names: M. Dozier Gardner (32,017); Benjamin
A. Rowland, Jr., (25,373); and James B. Hawkes (148,946).

    EVC owns all the stock of Energex Energy Corp., which is engaged in oil and gas exploration and development. EVM owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC also owns 24% of the Class A shares of Lloyd George Management (BVI) Limited, a registered investment adviser. EVC, BMR, EVM and EV may also enter into other businesses.

                        EATON VANCE DISTRIBUTORS, INC.
    Eaton Vance Distributors, Inc. ("EVD") (a wholly-owned subsidiary of EVM) acts as Principal Underwriter for over 140 investment companies, each of which makes a continuous offering of shares.

    EVD also acts as the Placement Agent for the Portfolio. The Placement Agent Agreement is renewable annually by the Portfolio's Board of Trustees (including a majority of the Independent Trustees), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Portfolio or on six months' notice by the Placement Agent and is automatically terminated upon assignment.

                    OFFICERS OF THE FUND AND THE PORTFOLIO
    The officers of the Fund and/or the Portfolio, with their ages indicated in parenthesis, are as follows: Landon T. Clay (70), Chairman and Managing General Partner of the Fund since 1975 and Trustee and President of the Portfolio; Thomas E. Faust, Jr. (38), Vice President of the Fund since June 1995; James B. Hawkes (54), Vice President of the Portfolio; Duncan W. Richardson (38), Vice President of the Portfolio; James L. O'Connor (51), Treasurer of the Fund since 1989 and of the Portfolio; Thomas Otis (64), Secretary of the Fund since 1975 and of the Portfolio; Janet E. Sanders (60), Assistant Treasurer and Assistant Secretary of the Fund since 1990 and of the Portfolio; M. Katherine Kreider (35), Assistant Treasurer of the Fund and the Portfolio since February 21, 1996; A. John Murphy (33), Assistant Secretary of the Fund since April 18, 1995 and of the Portfolio; and Eric G. Woodbury (38), Assistant Secretary of the Fund since August 7, 1995 and of the Portfolio. Except as indicated, all officers of the Fund have served in that capacity for the last five years and all officers of the Portfolio have served since October 23, 1995. All of the officers of the Fund and the Portfolio have been employed by BMR, EVM or their predecessors for more than five years except:
Ms. Kreider, Assistant Vice President of EVM, BMR and EV since February 5, 1996, was a Senior Audit Manager and Audit Manager-Financial Services Industry Practice with Deloitte & Touche LLP from 1987-1996; Mr. Murphy, Assistant Vice President of EVM, BMR and EV since March 1, 1994 and an employee of EVM since March 1993, was State Regulations Supervisor, The Boston Company from 1991-1993 and Registration Specialist, Fidelity Management & Research Co., from 1986-1991; and Mr. Woodbury, Vice President of EVM since February 1993, was an associate attorney at Dechert, Price & Rhoades and Gaston & Snow prior thereto. Mr. Clay is Chairman of the Board of EVC, EVM, BMR and EV and a stockholder of EVC. Messrs. Faust, Hawkes, Murphy, O'Connor, Richardson and Woodbury, and Ms. Sanders are officers of EVM, BMR and EV, and stockholders of EVC. Ms. Kreider is an Assistant Vice President of EVM, BMR and EV. Mr. Otis is an officer and stockholder of EVC and an officer of EVM, BMR and EV. Because of their positions with BMR, EVM and EV or their ownership of stock of EVC, Mr. Clay (an officer and Managing General Partner of the Fund and an officer and trustee of the Portfolio), as well as the other officers of the Fund and the Portfolio, will benefit from the advisory fees paid by the Portfolio to BMR and the Portfolio.

                      NOTICE TO BANKS AND BROKER/DEALERS
    The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to: First Data Investor Services Group, Eaton Vance Group of Funds, Proxy Department, P.O. Box 9122 Hingham, MA 02043-9717.


                            ADDITIONAL INFORMATION
    The expense of preparing, printing and mailing this Proxy Statement and enclosures and the cost of soliciting proxies on behalf of the Managing General Partners will be borne by the Fund. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund, by personnel of its investment adviser, EVM, by its transfer agent, First Data Investor Services Group, by broker-dealer firms or by a professional solicitation organization. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers, by EVM's personnel, by its transfer agent, First Data Investor Services Group, by MIS or by broker-dealer firms, in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.


    All proxy cards solicited by the Managing General Partners that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted for the matters specified on the proxy card. Partners should note that while votes to abstain and broker non-votes will count toward establishing a quorum, passage of any Proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the Proposal. Accordingly, votes to abstain, broker non-votes and votes against will have the same effect in determining whether a Proposal is approved.

    In the event that sufficient votes by the Partners in favor of any Proposal set forth in the Notice of this meeting are not received by August 28, 1996, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A vote of the Partners may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

    The Fund will furnish, without charge, a copy of the Fund's most recent Annual and Semi-Annual Reports to any Partner upon request. Partners desiring to obtain a copy of such reports should direct all written requests to: Thomas Otis, Secretary, 24 Federal Street, Boston, Massachusetts 02110, or should call Eaton Vance Shareholder Services at 1-800-225-6265.

                  VANCE, SANDERS EXCHANGE FUND

July 12, 1996

                                                                     EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 24th day of June, 1996, between Vance, Sanders Exchange Fund (A California Limited Partnership) (the "Fund") organized and existing under the Uniform Limited Partnership Act of California and Eaton Vance Series Trust, a Massachusetts business trust (the "Trust"), each with principal offices at 24 Federal Street, Boston, Massachusetts 02110.

    1.  Plan of Reorganization and Liquidation
    a. The Fund shall assign, sell, convey, transfer and deliver to a new series of the Trust (the "Successor Fund") at the Closing provided for in
Section 2 (hereinafter called the "Closing") all of its then existing assets of every kind and nature. In consideration therefor, the Trust, on behalf of the Successor Fund, agrees that at the Closing (i) the Successor Fund shall assume all of the Fund's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise, including all unpaid fees and expenses of the Fund in connection with the transactions contemplated hereby and (ii) the Trust shall issue and deliver to the Fund a number of full and fractional shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), which is equal to the number of full and fractional shares of partnership interest of the Fund then outstanding.

    b. Upon consummation of the transactions described in paragraph (a) of this Section 1, the Fund shall distribute in complete liquidation and termination to its shareholders of record, in accordance with the terms of the Restated Certificate and Agreement of Limited Partnership of the Fund, as of the Closing Date the Successor Fund Shares received by the Fund. Such distribution shall be accomplished by the establishment of an account on the share record books of the Successor Fund in the name of each partner of the Fund representing a number of full and fractional Successor Fund Shares equal to the number of shares of the Fund owned of record by the partner at the Closing Date.

    c. As promptly as practicable after the liquidation of the Fund as aforesaid, the legal existence of the Fund shall be terminated.

    2. Closing and Closing Date. The Closing shall occur at 4:00 p.m. on August 30, 1996 or at such later time and date as the parties may mutually agree (the "Closing Date").

    3. Conditions Precedent. The obligations of the Fund, the Trust and the Successor Fund to effect the transactions contemplated hereunder (the "Reorganization") shall be subject to the satisfaction of each of the following conditions:

    a. All such filings shall have been made with, and all such authorizations and orders shall have been received from, the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement.

    b. Each party shall have received an opinion of counsel substantially to the effect that for federal income tax purposes: (1) no gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Successor Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund and the distribution by the Fund of such Successor Fund Shares to the partners of the Fund; (2) no gain or loss will be recognized by the Successor Fund upon the receipt of all of the assets of the Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund; (3) the tax basis of the Successor Fund in assets received from the Fund will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the transfer of such assets to the Successor Fund; (4) the Successor Fund's tax holding period for the assets acquired from the Fund will include, in each instance, the Fund's tax holding period for those assets; (5) no gain or loss will be recognized by the Fund's partners upon the exchange of their shares of the Fund solely for Successor Fund Shares; (6) the tax basis of the Successor Fund Shares received by the Fund's partners in the transaction will be, for each partner, the same as the tax basis of the shares of the Fund exchanged therefor (reduced by the amount of the liabilities assumed by the Successor Fund in the transaction); and (7) the tax holding period of the Successor Fund Shares received by the Fund's partners will include the Fund's holding period for such shares, provided that assets contributed by the Fund to the Successor Fund were held as capital assets in the hands of the Fund. The opinion may cover any additional matters deemed material by such counsel.

    c. This Agreement and the Reorganization shall have been adopted and approved by the affirmative vote of the holders of a majority of the shares of the Fund outstanding and entitled to vote. All shares of the Fund will be voted together as a single class.

    d. The Trust, on behalf of the Successor Fund, shall have entered into an advisory agreement with Eaton Vance Management, a Transfer Agency Agreement with First Data Investor Services Group and a Custodian Agreement with Investors Bank & Trust Company. Each such agreement shall be in each case substantially identical in form and substance to those respective agreements in effect at the Closing Date between the Fund and said other parties. Each such agreement shall have been approved by the Trustees of the Trust and, to the extent required by law, by the Trustees of the Trust who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940; and

    e. The Trustees of the Trust, including those Trustees of the Trust who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940, shall have selected as auditors for the Successor Fund such auditors as shall have been selected and ratified for the Fund. Such selection shall have been ratified by the Fund as the sole shareholder of the Successor Fund prior to the consummation of the Reorganization.

    At any time prior to the Closing, any of the foregoing conditions except 3
(c) may be waived by the Managing General Partners of the Fund or the Trustees of the Trust if, in their judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the Fund.

    4. Amendment. This Agreement may be amended at any time by action of the Managing General Partners of the Fund and the Trustees of the Trust, notwithstanding approval thereof by the partners of the Fund, provided that no amendment shall have a material adverse effect on the interests of the partners of the Fund.

    5. Termination. The Managing General Partners of the Fund or the Trustees of the Trust may terminate this Agreement and abandon the Reorganization, notwithstanding approval thereof by the partners of the Fund, at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with the Reorganization inadvisable.

    6. Limitation of Liability of the Trustees and Shareholders. Copies of the Declaration of Trust of the Trust, as it may be amended from time to time, are on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given of the limitation of shareholder liability as set forth in such instrument. The obligations assumed by the Trust on behalf of the Successor Fund pursuant to this Agreement shall be limited in all cases to the Successor Fund and its assets. None of the other series of the Trust shall be liable for any obligations assumed by the Successor Fund hereunder. No party named herein shall seek satisfaction or any obligation hereunder from the shareholders or any shareholder of the Trust or the Successor Fund. No party named herein shall seek satisfaction of any such obligation from the Trustees of the Trust or any individual Trustee.


    7. Certificates. Certificates which have been issued to Partners will not be required to be surrendered in connection with the reorganization. Such certificates will be deemed to be for shares of the Successor Fund.


    This Agreement shall be executed in any number of counterparts each of which shall be deemed to be an original, but all of such counterparts together shall constitute only one instrument.

    IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.


                                     VANCE, SANDERS EXCHANGE FUND
                                     (A California Limited Partnership)

Attest:

By:                                  By: /s/ Landon T. Clay
    --------------------                     --------------------
    Assistant Secretary                      Chairman


                                     EATON VANCE SERIES TRUST
Attest:

By:                                  By: /s/ James B. Hawkes
    --------------------                     --------------------
    Assistant Secretary                      Vice President

                                                                     EXHIBIT B
                         VANCE, SANDERS EXCHANGE FUND
                      (A CALIFORNIA LIMITED PARTNERSHIP)
                       FUNDAMENTAL INVESTMENT POLICIES
      [PROPOSED ADDITIONS IN ITALICS AND PROPOSED DELETIONS IN BRACKETS]


    As a matter of fundamental investment policy, the Fund may not:

    (1) With respect to 75% of its total assets, invest more than five percent (5%) of its total assets (taken at market value) [at the time of purchase] in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

    (2) With respect to 75% of its total assets, invest [purchase securities if such purchase would result in the Fund holding] more than ten percent (10%) of its assets in the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies [any class of security, including voting securities, of any one issuer at the time of purchase];

    (3) [Purchase securities issued by any other open-end investment company or investment trust];

    (4)*[Buy] Purchase securities [of companies which have not had] of any issuer which has a record of less than three (3) years' continuous operation including[, however, in such three (3) years the] operations of [any] their predecessor company or companies, partnership or individual enterprise if the issuer whose securities are proposed as an investment for funds of the Fund has come into existence as a result of a merger, consolidation, reorganization, or the purchase of substantially all the assets of such predecessor company or companies, partnership or individual enterprise, provided that nothing in this restriction shall prevent (a) the purchase of securities of a company substantially all of whose assets are (i)[, except that it may invest up to 5% of its assets at market in securities of companies not meeting this restriction if substantially all the assets of such a company are either] securities of one or more companies which have had a [with] record[s] of three (3) years' continuous operation, or (ii) assets of an independent division of another company, which division has had [such] a record of three (3) years' continuous operation [or if such a company is regulated public utility or pipeline company]; (b) the purchase of securities of (i) a public utility subject to supervision or regulation as to its rates or charges by a commission or board or officer of the United States or of any state or territory thereof, or of the government of Canada or of any province or territory of Canada or (ii) companies operating or formed for the purpose of operating pipe or transmission lines for the transmission of oil, gas or electric energy or like products; provided that no security shall be purchased pursuant to exception (a) or (b) of this restriction if such purchase at the time thereof will cause more than five percent (5%) of the total assets of the Fund (taken at market value) to be invested in securities of companies which would not then be eligible for purchase but for those exceptions;

- ----------
*This restriction would become nonfundamental if Proposal 2 is approved.

    (5) Purchase or retain in its portfolio any securities [of any company if, to the knowledge of the Fund,] issued by an issuer any of whose officers, [and] directors, trustees, or security-holders is an officer or Managing General Partner of the Fund, or is a member, officer, director or trustee of the Investment Adviser [or General Partners] of the Fund, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially[who individually own] more than one-half of one percent (1/2%) of the shares or securities, or both (all taken at market value), of such issuer [that company], and such persons owning more than one-half of one percent (1/2%) of such shares or securities together own beneficially more than five percent (5%) of such shares or securities, or both (all taken at market value) [company];

    (6) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940 [except temporarily for extraordinary or emergency purposes and then not to exceed 10% of total assets at cost (it may not pledge any of its assets)];

    (7) Purchase any securities or evidences of interest therein on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed[, make short sales or purchase or sell puts, calls, straddles or spreads.];

    (8)* Invest for the purpose of exercising control or management of other companies;

    (9) Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;

    (10) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities;

    (11) Engage in the underwriting of securities [issued by others, except insofar as the Fund may be technically deemed to be an underwriter in selling a portfolio security under certain circumstances which may require registration of the same under the Securities Act of 1993];

    (12) Concentrate its investments in any particular industry, but if it is deemed appropriate for the attainment of the Fund's investment objective, up to 25% of the value of its assets [at market value at the time of each investment] may be invested in any one industry.

    (13)* Invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purpose of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid [Purchase or otherwise acquire any securities which in the opinion of the Managing General Partners are restricted as to resale if such purchase would cause more than 10% of the total Fund assets at market value at the time of purchase to be held in such securities];

    (14)* Purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs.

- ----------
*This restriction would become nonfundamental if Proposal 2 is approved.

VANCE, SANDERS EXCHANGE FUND                THIS PROXY IS SOLICITED
(A CALIFORNIA LIMITED                       ON BEHALF OF THE MANAGING
PARTNERSHIP)                                GENERAL PARTNERS

KNOW ALL MEN BY THESE PRESENTS: That the undersigned, revoking previous proxies for such shares, hereby appoints H. Day Brigham, Jr., Landon T. Clay and Thomas Otis, or any of them, attorneys of the undersigned with full power of substitution, to vote all shares of Vance, Sanders Exchange Fund (A California Limited Partnership) (the "Fund") which the undersigned is entitled to vote at the Special Meeting of Partners to be held on August 28, 1996 at the principal office of the Fund, 24 Federal Street, Boston, Massachusetts 02110, commencing at 10:00 A.M. (Boston time), and at any and all adjournments thereof. Receipt of the Notice of and Proxy Statement for said Meeting is acknowledged.

The shares represented by this proxy will be voted on the following matters as specified on the reverse side by the undersigned. If no specification is made, this proxy will be voted in favor of all such matters. Note: This proxy must be returned in order for your shares to be voted.

                                                  THE MANAGING GENERAL PARTNERS
                                                  RECOMMEND A VOTE IN FAVOR OF
                                                  ALL MATTERS

                                                  ------------------------------



                                                  ------------------------------
                                                  Please sign exactly as your
                                                  name or names appear at left.

                                                  Dated: -----------------------

1.      To approve the Agreement
        and Plan of Reorganization
        set forth as Exhibit A to
        the Proxy Statement.         FOR [ ]    AGAINST [ ]      ABSTAIN [ ]  1.

2. To approve the revision of the Fund's investment objective and certain fundamental investment restrictions as set forth in Exhibit B to the Proxy Statement as follows:

2A.     Reclassify and amend the Fund's
        investment objective         FOR [ ]    AGAINST [ ]      ABSTAIN [ ] 2A.


2B.     Amend the restriction
        concerning investing in
        any one issuer.              FOR [ ]    AGAINST [ ]      ABSTAIN [ ] 2B.

2C.     Amend the restriction
        concerning investing in
        voting securities of any
        one issuer.                  FOR [ ]    AGAINST [ ]      ABSTAIN [ ] 2C.

2D.     Eliminate the restriction
        concerning investing in
        other investment companies.  FOR [ ]    AGAINST [ ]      ABSTAIN [ ] 2D.

2E.     Reclassify the restriction
        concerning unseasoned
        issuers.                     FOR [ ]    AGAINST [ ]      ABSTAIN [ ] 2E.

2F.     Amend the restriction
        concerning investment in
        affiliated issuers.          FOR [ ]    AGAINST [ ]      ABSTAIN [ ] 2F.

2G.     Amend the restriction
        concerning borrowing.        FOR [ ]    AGAINST [ ]      ABSTAIN [ ] 2G.

2H.     Amend the restriction
        concerning margin,
        short sales and options.     FOR [ ]    AGAINST [ ]      ABSTAIN [ ] 2H.

2I.     Reclassify the restriction
        concerning investing for
        control.                     FOR [ ]    AGAINST [ ]      ABSTAIN [ ] 2I.

2J.     Amend the restriction
        concerning lending.          FOR [ ]    AGAINST [ ]      ABSTAIN [ ] 2J.

2K.     Amend the restriction
        concerning investing in
        real estate.                 FOR [ ]    AGAINST [ ]      ABSTAIN [ ] 2K.

2L.     Amend the restriction
        concerning underwriting.     FOR [ ]    AGAINST [ ]      ABSTAIN [ ] 2L.

2M.     Amend the restriction
        concerning concentration.    FOR [ ]    AGAINST [ ]      ABSTAIN [ ] 2M.

2N.     Reclassify the restriction
        concerning restricted
        securities.                  FOR [ ]    AGAINST [ ]      ABSTAIN [ ] 2N.

2O.     Reclassify the restriction
        concerning investing in
        exploration companies.       FOR [ ]    AGAINST [ ]      ABSTAIN [ ] 2O.


3.      To adopt a new policy and
        supplement investment
        restrictions to permit a
        new investment structure
        for the Successor Fund
        as described in the
        Proxy Statement.             FOR [ ]    AGAINST [ ]      ABSTAIN [ ]  3.

As to any other matter upon which the Limited Partners are permitted to vote, said attorneys shall vote in accordance with their judgment.